MEMORANDUM OF UNDERSTANDING

BETWEEN

Allied Precision Medicine Consultants Limited

AND

Splendor Radiant Limited

1. General 總則

"**MOU**" shall mean the instant Memorandum of Understanding and its subsequent amendments, if any, made in terms of this Memorandum of Understanding. "諒解備忘錄"系指根據本諒解備忘錄製定的即時諒解備忘錄及其後續修訂（如有）。

This MOU is entered by and between: 本諒解備忘錄由以下雙方簽訂：

1.1 Allied Precision Medicine Consultants Limited, herein after "**Party A**", a company incorporated under the company laws of Hong Kong, whose Principal Place of Business is Room 1004, 10/F., Grandmark, No. 10 Granville Road, Tsim Sha Tsui, Kowloon, Hong Kong; 協攜精準醫療顧問有限公司，以下簡稱"甲方"，一家根據香港公司法成立的公司，其主要營業地點為香港九龍尖沙咀加連威老道 10 號加威中心 10 樓 1004 室；

1.2 Splendor Radiant Limited, herein after "**Party B**", a company incorporated under the company laws of B.V.I., whose Principal Place of Business is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands. Splendor Radiant Limited，以下簡稱"乙方"，一家根據 B.V.I.公司法注册成立的公司，其主要營業地為 Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands

1.3 "**Parties**" shall mean **Party A** and **Party B.** "雙方"是指甲方和乙方

1.4 WHEREAS, Party A is interested in the medical technologies, products, services and total solutions in all links of solar energy and its relevant fields in Asia and Party A was signed up and Supply Agreement with **和攜科技有限公司** (which provides stem cell products and services to Party A clients). THEREFORE, the **Parties** agree to jointly work together for a Project in the promotion and selling of the stem cell products and services (hereinafter referred to as the "**Products**"). 鑑於，甲方感興趣的醫療技術，產品，服務和在亞洲以太陽能核心的整體解決方案及其每個相關環節，和甲方與和攜科技有限公司簽署了供應協議（其提供予甲方的客戶幹細胞產品和服務）。因此，雙方同意協同工作，共同促進和幹細胞產品和服務的銷售項目（以下簡稱"產品"）。

1.5 This MOU may not be assigned, and it will inure to the benefit of the Parties and their respective successors. 本諒解備忘錄不得轉讓，並將符合雙方及其各自繼承人的利益。

2. Purpose 目的

The purpose of this MOU is to provide a framework of cooperation and facilitate

collaboration among the Parties, on a exclusive basis in the Products. 本諒解備忘錄的目的是提供一個合作框架，並促進雙方在產品獨家基礎上的合作。

Party A will appoint Party B as its exclusive partner for all stem cell Products in the Great China Region and share 50% of the profit and loss to be derived/incurred in provision of these Products to the third party customers which are introduced and recommended by Party B. In return, Party B shall pay Party A the following considerations:- 甲方將指定乙方為其在大中華地區所有幹細胞產品的獨家合作夥伴，並將該等產品提供給乙方介紹和推薦的客戶所產生的利潤或虧損的 50%分享給乙方；作為回報，乙方應向甲方支付以下的代價：-

1. 100,000 shares of Ajia Innogroup Holdings, LTD. (which is Nevada incorporated company and a Pink Sheet Company currently trading in OTC markets), as a non-refundable deposits when signing up of this agreement; 簽署本協定時，作為不可退還的押金，轉讓 Ajia Innogroup Holdings，LTD.的 100000 股股份（該公司是內華達州的一家注冊公司，現時在場外交易市場上交易）；

2. Party B shall appoint an independent third party valuer to carry out Due Diligence review and prepare a valuation report on the Products. Based on the recommendation from this report, Party B shall further issue AJIA' s shares (valued at the average closing price for 30 days preceding to the Effective date of this agreement) to Party A as a consideration to compensate Party A' s interests and return in the Project that transfer to Splendor Radiant Ltd. 乙方應指定獨立的第三方估價師進行盡職調查審查，並編制產品估價報告。根據本報告的建議，乙方應進一步向甲方發行 AJIA 股份（以本协议生效日前 30 天的平均收盘价计算），作為對 A 方權益的補償。

3. Duties and Responsibilities 職責與責任

3.1 The Parties agree to cooperate in the following areas of activity: 雙方同意在下列活動領域進行合作：

A. To maximize the incomes derived and minimize the expenses incurred in the project; 為了最大限度地獲得的收入，並盡量減少項目所發生的費用;

B. To protect the interests of the other parties, including but not limited to the goodwill, the assets, the employees and etc. 為了保護其他各方的利益，包括但不限於商譽，資產，員工等。

C. Where discrepancies are existing between the parties, they should be resolved by friendly negotiated between the parties to balance the rights and obligations between the parties 如果雙方之間存在分歧，應通過雙方友好協商解決，以平衡雙方之間的權利和義務

3.2 Party A shall perform the following: 甲方應履行下列義務：

A. To maintain proper records for the incomes derived from Party B and expenses incurred in the carrying out the project; 妥善記錄乙方所得收入和執行專案費用

B. To repay Party B timely and properly on its incomes to be shared in the Project,

normally within 14 days from receiving the relevant incomes; 及時、妥善地償還乙方在專案內分享的收入，一般在收到有關收入之日起 14 天內償還;

C. To maintain good relationship with the supplier and ensure the continuous and stable supply of the Products; 與供應商保持良好關係，確保產品持續穩定供應;

D. To resolve any medical and technical issues arising in carrying the Project and selling of the Products; 解決在承運專案及銷售產品過程中出現的任何醫療及技術問題;

E. To carry out any additional duties based on the negotiations from the parties. 開展基於來自雙方談判的任何其他職務。

3.3 Party B shall perform the following: 乙方應執行以下操作：

A. To maintain proper records for the expenses incurred the Project; 妥善保持發生的項目支出的紀錄;

B. To maintain good relationship with the customers; 保持與客戶的良好關係;

C. To follow up with the customers after selling of the Products; 與客戶作出產品銷售後的跟進;

D. To carry out any additional duties based on the negotiations from the parties. 實行基於來自雙方談判的任何其他責任或職務。

3.4 The Parties agree that this present cooperation is built on mutual trust among the Parties and that none of the Parties shall do any acts that undermine the interests of the other Party at all times. Honest and frank disclosures of information of the Products are required throughout the term of cooperation which is formed of and in relation to this MOU among the Parties. 双方同意，这种合作是建立在双方相互信任的基础上的，任何一方不得在任何时候采取任何损害另一方利益的行为。 在缔约各方之间就本谅解备忘录形成的整个合作期间，需要诚实和坦率地披露产品的信息。

A. The Parties shall, on a regular basis, keep each other informed of and consult during the progress and share information of and relating to the Products truly and accurately. 雙方應定期相互通報和協商，並在進度過程中真實、準確地分享與產品有關的資訊。

B. Consultation and exchange of information and documents under this Agreement shall be without prejudice to arrangements according to which certain information and documents may be required to be maintained confidential and being of restricted character. 本协议下的信息和文件的协商和交换不应妨碍可能要求某些信息和文件保密并具有限制性的安排。

C. Each of the Parties shall at any time that deemed appropriate to request and convene meetings for reporting and/or reviewing the progress of activities being carried out under this present MOU and for planning and implementing future activities. 各方應隨時在認為適當的時間要求和召開會議，報告和（或）審查根據本諒解

備忘錄開展的活動的進展情況，以及規劃和執行今後的活動。

4. Implementation of the MOU 諒解備忘錄的執行情況

4.1 In order to implement the specific activities envisioned here under, the Parties shall conclude transaction agreements, cost-sharing agreements etc. which shall specify the scope of work and costs or expenses, sales revenue or profit relating to the activity and how they will to be shared and/or borne by the Parties. The cost-sharing agreements shall specify in detail the expenses need to be invested during the whole process of the Products, including but not limited to the preparation, operation and finalization of the Products. 為了執行此處設想的具體活動，雙方應簽訂成本分攤協定應詳細說明產品全過程需要投資的費用，包括但不限於產品的製備、操作和定稿。

4.2 The costs of public relations activities relating to this MOU, that are not otherwise addressed by a specific cost-sharing agreement concluded here under, will be the responsibility of each party independently. 與本諒解備忘錄有關的公共關係活動的費用，沒有由此處締結的具體費用分攤協定另有規定，將由每一方獨立負責。

4.3 Each Party shall be responsible for its own acts and omissions in connection with this MOU and its implementation. 每一締約方應對本諒解備忘錄及其執行中的作為和不作為負責。

5. Legal Status of the Parties upon entering into this MOU 締約方在加入本諒解備忘錄時的法律地位

5.1 None of the Parties shall use the name, logo, trade names or trademarks of the other Parties or its subsidiaries, and/or affiliates, or any abbreviation of the aforesaid, for whatever purposes and in whatever manners, whether or not it is in connection with its business or otherwise, unless express prior written approval of the other Parties are obtained in each case of use with terms to be agreed. And acknowledges that either party has no rights whatsoever to the intellectual property of the other.　任何締約方均不得以任何目的、任何方式使用其他締約方或其子公司、和/或關係企業的名稱、徽標、商號或商標，或上述任何縮寫，無論其業務與否，除非在每一個使用方式下事先獲得其他締約方的明確書面批准，並商定了條款。並承認任何一方對另一方的智慧財產權沒有任何權利。

6. Duration, Termination, Modification 期限，終止，修改

6.1 The proposed cooperation under this MOU is exclusive and shall have duration of an initial period of one year, commencing **30 March 2020** or by either Party upon at least **two months** prior notice in writing to the other Parties. The

Parties may agree to extend the term of this MOU for a subsequent period(s) up to three years, unless otherwise mutually agreed in writing. 本备忘录下的拟议合作是排他性的，初始期限为一年，从 2020 年 3 月 1 日开始，或由任何一方在至少两个月前以书面通知其他缔约方。 双方可同意将本谅解备忘录的期限延长至三年，除非双方另有书面协议。

6.2 In the event of termination of this MOU, the cost-sharing agreements and project documents concluded pursuant to this MOU shall also be terminated in accordance with the termination provision contained in such agreements. In such case, the Parties shall take all necessary steps to ensure that the activities carried out under the MOU, the cost-sharing agreements and project documents will be promptly and orderly terminated. 在本谅解备忘录终止的情况下，根据本谅解备忘录缔结的费用分摊协议和项目文件也应按照此类协议所载的终止条款终止。 在這份備忘錄的終止的情況下，得出的結論根據本備忘錄的費用分攤協議和項目文件也應按照終止條款包含在該協議終止。在這種情況下，各方應採取一切必要措施，以確保活動的諒解備忘錄下進行的，費用分攤協議和項目文件將及時有序終止。

6.3 This MOU shall be amended by mutual agreement in writing and duly executed by the Parties. 本备忘录应经双方书面协议修正，并由双方正式执行。

7. Confidentiality 保密

7.1 The parties acknowledge in the course of this MOU they will access to and/or be in possession of confidential information of the other. 'Confidential Information' includes without limitation the terms of this MOU, any feasibility report or document prepared in relation thereto plus all information identified by the disclosing party as proprietary and confidential. All confidential information shall remain the sole property of the disclosing party. 双方在本备忘录过程中承认将接触和/或拥有对方的机密信息。"机密信息"不受限制地包括本谅解备忘录的条款、与之有关的任何可行性报告或文件，以及披露方确定为专有和机密的所有信息。 所有保密信息仍为披露方的唯一财产。

7.2 Each party shall hold in confidence in the same manner as it holds its own confidential information of like kind all confidential information of the other party which it may have accessed here under. Access to confidential information shall be restricted to those of the party' s personnel with a need to know and end engages in a permitted use. 每一方應以與持有其自身同類機密資訊相同的方式保密持有其可能在此訪問的另一方的機密資訊。對機密資訊的訪問應只限於有需要知道並限於該允許使用范圍的一方人員。

7.3 The foregoing shall not prohibit or limit any party' s use of information (including, but not limiting to, ideas, concepts, know-how techniques and methodologies) (i) previously known to it (ii) independently developed by it (iii) acquired by it from a third party without continuing restriction on use (iv) which is, or publicly available through no breach of this MOU. 上述規定不應禁止或限制任何一方使用資訊（包括但不限於思想、概念、專有技術和方法）（i）其先前已知的資訊（ii）其一方獨立開發的資訊（iii）其從第三者獲得的資訊，而不繼續限制其使用（iv）可通過公開管道獲得的資訊未違反本諒解備忘錄。

7.4 This Section shall survive and remain in force as between the parties notwithstanding termination of this MOU. 儘管本諒解備忘錄終止，本節在雙方之間仍然有效。

8. Good Faith 誠意

In entering into these presents the parties hereto recognize that it is impracticable to made provisions for every contingency that may arise in the course of the performance thereof. Accordingly, the Parties hereto declare it to be their interest that these presents shall operate between them with fairness and without detriment to the interest of any of them and if in the course of the performance of these presents unfairness to any party is disclose or anticipated then the Parties hereto shall use their best endeavors to agree upon such action as may be necessary and equitable to remove the cause or causes of the same. 在提出這些時，締約方在此認識到，為履行這些規定過程中可能出現的每一項緊急情況作出規定是不可行的。因此，締約方在此聲明，這些禮物應在它們之間公平、不損害其任何利益的情況下進行，如果這些禮品在履行過程中對任何一方不公平，則它們的利益是它們的利益。然後披露或預期，締約方應盡其所能商定必要和公平的行動，以消除相同的原因或原因。

9. Notices and Addresses 通告和地址

9.1 All notices or other communications required or permitted to be given pursuant to or in reference to this MOU shall be in writing and shall be valid and sufficient if delivered or dispatched by registered mail, courier, personal delivery or fax (email NOT accepted) as the case may be, to the Party at the address set forth below in this MOU or as from time to time updated by each Party. Notice given as herein provided shall be deemed to have been served (i) in the case of personal delivery at the time when the notice is left at the addressee' s address as stated herein below or its last known address; or (ii) in the case of delivery by registered mail or courier on the seventh (7th) day after posting; or (iii) upon confirmation (as generated by the fax machine) of correct transmission to the recipient' s fax machine. 所有通知或其他通信要求或允許將依照給予或引用本諒解備忘錄應以書面形式，如果交付或派出掛號郵寄，快遞，個人送達或傳真（郵件不被接受）作為應是有效的和足夠的情況而定，黨在本備忘錄或不時由每一方更新下面闡述的地址。鑑

於本文所提供的通知應被視為在當時專人送達的情況下，已送達（i）當通知是在如下文或其最後為人所知的地址表示收件人的地址; 或（ii）由上發布後的第七（7）日掛號信或快遞的情況; 或（iii）經確認正確傳輸到接收方的傳真機（由傳真機所產生）。

9.2 No waiver or amendments or modifications of any term or clause in this MOU shall be binding upon the Parties unless it is in writing duly executed by the Parties hereto or their authorized representatives. 沒有放棄或修正或任何條款或條款的修改本備忘錄應徵得雙方具有約束力，除非是書面的正式締約各方或其授權代表所執行。

For Party A:

Attention: Ms. Cheng Yee Man
Allied Precision Medicine Consultants Limited
Room 1004, 10/F., Grandmark, No. 10 Granville Road, Tsim Sha Tsui, Kowloon, Hong Kong

For Party B:
Attention: Ms. Wan Yin Ling
Splendor Radiant Limited
Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands

10. Governing Laws and Jurisdiction and Settlement of Disputes 適用法律和司法管轄權和爭議解決
10.1 This MOU is legally binding to the Parties. 本諒解備忘錄對締約方具有法律約束力。

10.2 This MOU shall be governed and construed in accordance to the laws of Hong Kong. 這份諒解備忘錄將管轄，並按照香港法律解釋

10.3 The Parties shall use their best efforts to enter into friendly negotiation and settlement amicably of any dispute, controversy or claim arising out of this MOU (the "**Dispute**") within [Sixty (60) days] from the date that one Party sending requests for such a negotiation. If the Parties amicably settled the Dispute by themselves, they shall enter into a settlement agreement in writing and to be duly executed by the Parties. If the Parties genuinely attempted negotiation but failed to reach any settlement terms, either Party may submit the Dispute for arbitration as stated herein below. 双方应尽最大努力，在一方发出谈判请求之日起[60（60)天]内，就本谅解备忘录(“争议”）引起的任何争议、争议或索赔进行友好谈判和友好解决。

如果双方自行友好解决争议，应以书面形式达成解决协议，并由双方适当执行。 如果双方真正试图谈判，但未能达成任何解决条款，任何一方均可将争议提交仲裁，如下所述。

10.4 With regard to any dispute in relation to this MOU or its interpretation, a competent Court in Hong Kong within the jurisdiction of Hong Kong shall hear and determine the same. 就與本諒解備忘錄或其解釋有關的任何爭議，香港管轄範圍內的主管法院應聽取和裁定。

10.5 The language to be used in the arbitral proceedings shall be in English language. 仲裁程式中使用的語言應為英文。

11. Entry into Force 生效

This MOU may be signed in counterparts, each of which shall be deemed an original and both of which duly executed shall constitute one entire document, and shall enter into force and effect on the date ("**Effective Date**") when it is duly signed by all the Parties. 本諒解備忘錄可在對應方簽署，每一份均應視為原件，並經正式執行為一份完整檔，並在所有締約方正式簽署之日（"生效日期"）生效。

IN WITNESS WHEREOF, the duly authorized representatives of the Parties affix their signature below. 茲證明，雙方的正式授權代表在下面貼上他們的簽名。

EXECUTION PAGE

For and on behalf Allied Precision Medicine Consultants Ltd

For and on behalf of
Allied Precision Medicine Consultants Limited
協携精[illegible][illegible]顧問有限公司

Authorized Signature(s)

Authorized Signature
Name: Ms. CHENG Yee Man Elaine
Title: Director
Date: Mar 31, 2020

For and on behalf Splendor Radiant Limited

For and on behalf of
SPLENDOR RADIANT LIMITED
晟 明 有 限 公 司

Authorised Signature(s)

Authorized Signature
Name: Ms Wan Yin Ling
Title: Director
Date: Mar 31, 2020